                   SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          The MIIX Group, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

       [LOGO] MIIX


THE MIIX GROUP, INCORPORATED
Two Princess Road
Lawrenceville, New Jersey 08648







                                         March 30, 2001

Dear Shareholders:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of The MIIX Group, Incorporated, which will be held at the Company's headquarters located at Two Princess Road, Lawrenceville, New Jersey, on Thursday, May 3, 2001, at 10:00 a.m. (EDT).

The business to be considered and voted on at the meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important. Returning the enclosed proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Thank you for your support of our Company.

Sincerely,




/s/ Kenneth Koreyva                                /s/ Vincent A. Maressa, Esq.
----------------------------                       -----------------------------
Kenneth Koreyva                                    Vincent A. Maressa, Esq.
President and                                      Chairman of the Board
Chief Executive Officer

                          THE MIIX GROUP, INCORPORATED
                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting of Shareholders of The MIIX Group, Incorporated, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at Two Princess Road, Lawrenceville, New Jersey, on Thursday, May 3, 2001, 10:00 a.m. (EDT) for the following purposes:

1. To consider and vote on the election of four directors to serve until the Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified.

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on March 21, 2001 are entitled to receive notice of, and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. Alternatively, you may vote by telephone or the Internet, as explained on the proxy. The proxy may be revoked by the person who executed it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

By Order of the Board of Directors,



/s/ Vincent A. Maressa, Esq.
-----------------------------------
Vincent A. Maressa, Esq.
Chairman of the Board




Dated:  March 30, 2001

                          THE MIIX GROUP, INCORPORATED
                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648


                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2001

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of The MIIX Group, Incorporated, a Delaware corporation
(the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Company's headquarters, Two Princess Road, Lawrenceville, New Jersey, at 10:00 a.m. (EDT) on Thursday,
May 3, 2001, and at any postponement or adjournment thereof. The date of this Proxy Statement is March 30, 2001, the approximate date on which it was first mailed to shareholders. Please complete, date and sign the enclosed proxy and return it promptly in the envelope provided, whether or not you plan to attend the annual meeting. Alternatively, you may vote by telephone or the Internet, as explained in the proxy. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. The proxy may be revoked by appropriate written notice to the Secretary of the Company or by voting in person at the meeting.

GENERAL INFORMATION

A copy of the Company's Annual Report to Shareholders for 2000, including consolidated financial statements for the year ended December 31, 2000, accompanies this Proxy Statement. The Annual Report and these proxy solicitation materials were first mailed on or about March 30, 2001, to all shareholders entitled to vote at the meeting.

As of March 21, 2001, the record date for the determination of shareholders entitled to vote at the Annual Meeting, 13,563,938 shares of Common Stock of the Company were issued and outstanding. Holders of Common Stock are entitled to one vote on each matter considered and voted on at the Annual Meeting for each share of Common Stock held of record as of the record date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE FOUR NOMINEES NAMED IN THE PROXY AS DIRECTORS OF THE COMPANY.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date, or (3) voting in person at the Annual Meeting. All written notices of revocation or other communications with respect to the revocation of proxies should be addressed as follows: The MIIX Group, Incorporated, Two Princess Road, Lawrenceville, New Jersey 08648, Attention:
Catherine E. Williams.

QUORUM AND VOTING REQUIREMENTS

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum to conduct business at the Annual Meeting. The four nominees for director receiving the highest number of affirmative votes at the Annual Meeting shall be elected as directors. With respect to the election of directors, shareholders may (1) vote "for" all four nominees, (2) "withhold" authority to vote for all such nominees, or (3) withhold authority to vote for any individual nominee or nominees, but vote for all other nominees. Because directors are elected by a plurality of the votes cast, withholding authority to vote for a particular candidate does not have the same impact as a vote against a proposition which requires the affirmative votes of the holders of a specified percentage of the votes cast or votes present for adoption. Similarly, any "broker non-votes" (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters, but not on others) would have no effect on the outcome of the election of directors, although they would be counted as present for purposes of determining the existence of a quorum. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL FOUR NOMINEES.

Shares may be voted by mail, telephone or the Internet. Shareholders with shares registered directly with EquiServe, First Chicago Trust Division, the Company's transfer agent, may vote by telephone by calling (877) 779-8683, or the Internet by logging onto www.eproxyvote.com/mhu, or mailing the signed and completed proxy to The MIIX Group, Incorporated, c/o EquiServe, First Chicago Trust Division, P. O. Box 8240, Edison, NJ 08818-9177. A number of brokerage firms and banks are participating in a program for shares held in "street name" that offers telephone voting options. This program is different from the program provided by EquiServe, First Chicago Trust Division, for shares registered in the name of the shareholder. If your shares are held in an account at a brokerage firm or bank participating in the program, you may vote those shares by calling the telephone number referenced on your proxy. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 21, 2001, by (i) each shareholder known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under "Executive Compensation," and (iv) all directors and Executive Officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual.

                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
-------------------------------------------------------------------------------------------------------------
                                                     SHARES OF
                                                    COMMON STOCK
                                                        STOCK         OPTIONS                         %
                                                     BENEFICIALLY     VESTED &                        of
                 Name                                    Owned     Exercisable(1)     Total          Class
-------------------------------------------------------------------------------------------------------------
  Medical Society of New Jersey(2) (3)                 817,865              0        817,865           6%
-------------------------------------------------------------------------------------------------------------
  Kenneth Koreyva                                       94,609         60,000        154,609           1%
-------------------------------------------------------------------------------------------------------------
  Thomas M. Redman                                      34,330         15,000         49,330           *
-------------------------------------------------------------------------------------------------------------
  Patricia A. Costante                                  39,395         10,000         49,395           *
-------------------------------------------------------------------------------------------------------------
  Joseph J. Hudson                                      38,037         30,000         68,037           *
-------------------------------------------------------------------------------------------------------------
  Daniel G. Smereck                                     33,333         15,000         48,333           *
-------------------------------------------------------------------------------------------------------------
  Edward M. Grab                                        29,171         10,000         39,171           *
-------------------------------------------------------------------------------------------------------------
  Angelo S. Agro, M.D.(9)                                2,228          6,250          8,478           *
-------------------------------------------------------------------------------------------------------------
  Harry M. Carnes, M.D.(9)                               8,711         10,531         19,242           *
-------------------------------------------------------------------------------------------------------------
  Paul J. Hirsch, M.D.(4) (9)                           30,381          9,732         40,113           *
-------------------------------------------------------------------------------------------------------------
  Vincent A. Maressa, Esq.(5) (9)                        5,167          6,250         11,417           *
-------------------------------------------------------------------------------------------------------------
  A. Richard Miskoff, D.O.(9)                              714          8,107          8,821           *
-------------------------------------------------------------------------------------------------------------
  Eileen Marie Moynihan, M.D. (6) (9)                      940          7,179          8,119           *
-------------------------------------------------------------------------------------------------------------
  Carl Restivo, Jr., M.D.(9)                            69,076          8,107         77,183           *
-------------------------------------------------------------------------------------------------------------
  Martin L. Sorger, M.D.(7) (9)                          5,593          8,107         13,700           *
-------------------------------------------------------------------------------------------------------------
  Bessie M. Sullivan, M.D.(8) (9)                        1,667         10,531         12,198           *
-------------------------------------------------------------------------------------------------------------
  All directors and executive officers as a group      393,352        214,794        608,146           3%
   (15 persons)
-------------------------------------------------------------------------------------------------------------

----------------
*       Less than 1% of the number of shares of Common Stock outstanding.
(1) Represents shares of Common Stock subject to options held by the named individual exercisable on or prior to May 30, 2001.
(2) Medical Society of New Jersey ("MSNJ") has sole power to vote all shares. Pursuant to the Stock Purchase Agreement between MSNJ and the Company, MSNJ received 814,815 shares of the Company's Common Stock.

        MSNJ may not transfer any of the 814,815 shares for a period of ten years following October 15, 1997, except to the Company or its affiliates at fair market value or to another party if the Company approves such transfer. Vincent A. Maressa, Esq., is the Executive Director and General Counsel of MSNJ. Mr. Maressa disclaims any beneficial ownership of the shares of the Company owned by MSNJ.
(3) The address of MSNJ is Two Princess Road, Lawrenceville, New Jersey 08648. Each of the other individuals named in this table is included by virtue of his or her position as a director or executive officer of the Company.
(4) Dr. Hirsch is a Trustee and participant of the BioSport Orthopaedic and Sports Medicine Profit Sharing Plan. The Plan currently holds 10,000 shares, which are included in the shares of Common Stock beneficially owned and the total shares shown.
(5) Mr. Maressa's shares include 1,324 shares held by his spouse, Arlene Maressa. Mr. Maressa disclaims beneficial ownership of the shares owned by his spouse.
(6) Dr. Moynihan is the Treasurer of MSNJ. Dr. Moynihan disclaims beneficial ownership of the shares of the Company owned by MSNJ.
(7) Dr. Sorger's shares include 2,000 shares held by his son, John Sorger. Dr. Sorger disclaims beneficial ownership of the shares owned by his son.
(8) Dr. Sullivan is the Secretary of MSNJ. Dr. Sullivan disclaims beneficial ownership of the shares of the Company owned by MSNJ.
(9) Assumes an annual stock option grant of 15,000 shares at the Annual Shareholders' Meeting. The awards granted will vest in equal annual increments over a four (4) year period commencing on the Annual Shareholders' Meeting date, May 3, 2001.

ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

The Board of Directors is divided into three classes, with the term of office of each class ending in successive years. Consistent with the desire of the Company to reduce the size of its Board of Directors, even though the terms of five current directors expire this year, at the Annual Meeting four directors are to be elected for terms ending at the Annual Meeting of Shareholders in the year 2004 or until their respective successors have been duly elected and qualified.

Unless otherwise instructed, the proxy holders named on the enclosed form of proxy intend to distribute the votes represented by proxies received in such proportions as they deem desirable to elect a maximum of the four nominees named below or their substitutes. Although the persons nominated have consented to serve as Directors if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve, if any nominee withdraws or otherwise becomes unable to serve prior to the Annual Meeting, the persons named as proxies will vote for any substitute nominee selected by the Board of Directors.

Set forth below is certain information regarding the nominees for election as directors and those directors whose terms of office as directors will continue after the Annual Meeting, including their age, a brief description of their business experience, certain directorships held by each of them and the year in which each became a director of the Company.

NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS ENDING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2004

PAUL J. HIRSCH, M.D., (63) Vice Chairman of the Board of Directors since 1997. Dr. Hirsch is Chairman and had been Vice Chairman of the Board of Directors of the New Jersey State Medical Underwriters, Inc. (the "Underwriter"), now a subsidiary of the Company, since 1990. He has been a board-certified physician in Bridgewater, New Jersey, for more than five years with BioSport Orthopedics and Sports Medicine. Dr. Hirsch is President and Medical Director of InterMedix, an orthopaedic specialty care network. He is a member of the American Academy of Orthopedic Surgeons, the American Orthopaedic Association, the American College of Surgeons, the American Medical Association, and the Medical Society of New Jersey. He currently serves on the Board of Trustees for Raritan Valley Community College, Somerset IPA, a multi-specialty care network, and the Academy of Medicine of New Jersey. Dr. Hirsch is a clinical professor of orthopedic surgery at Seton Hall School of Graduate Medical Education and Editor in Chief of New Jersey Medicine.

A. RICHARD MISKOFF, D.O., (59) Director since 1997. Dr. Miskoff became a member of the Board of Governors of the Medical Inter-Insurance Exchange of New Jersey (the "Exchange"), the predecessor of MIIX Insurance Company, in 1994. He has been a board-certified physician in Edison, New Jersey, for more than five years. Dr. Miskoff is a member of the American Osteopathic Association, the American Society of Clinical Oncologists, the American Society of Hematology, and the New Jersey Association of Osteopathic Physicians. He is President of the Middlesex County Medical Society of Osteopathic Physicians.

EILEEN MARIE MOYNIHAN, M.D., (48) Director since 1997. Dr. Moynihan became a member of the Board of Governors of the Exchange in 1995. She has been a board-certified rheumatologist in Woodbury, New Jersey for more than five years. In 1999, Dr. Moynihan joined Empire-New Jersey, as Medical Director. From 1988 until 1999 she was the Medical Director of the Eastern District Office for XACT Medicare Services (Highmark, Inc.), a Medicare Part B carrier. She is a member of the Academy of Medicine of New Jersey, the American College of Rheumatology, the American Medical Association, the Camden County Medical Society and the New Jersey Rheumatism Association. Dr. Moynihan is also a member and Treasurer of the Medical Society of New Jersey.

MARTIN L. SORGER, M.D., (66) Director since 1997. Dr. Sorger became a member of the Board of Governors of the Exchange in 1979. He has been a board-certified orthopedic physician in Glen Ridge, New Jersey, and a member of the Montclair Orthopedic Group for more than five years. Dr. Sorger is a member of the American Academy of Orthopedic Surgeons, the American Medical Association, the American College of Surgeons and a former member of its Board of Councilors. He is a member of the executive committee and past president of the New Jersey Orthopedic Society and a member of its executive committee.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

TERMS EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

KENNETH KOREYVA, (45) Director since 2000. Mr. Koreyva became President and Chief Executive Officer of the Company in 1999. He served as Executive Vice President and Chief Financial Officer from 1998 to 1999 and as Vice President from 1991 to 1998. He is a member of the American Institute of Certified Public Accountants.

ANGELO S. AGRO, M.D., (52) Director since 1997. Dr. Agro has been a member of the Board of Directors of the Underwriter since 1990. He is a physician certified by the American Board of Otolaryngology. Dr. Agro has practiced in Voorhees, New Jersey, for more than five years with Professional Otolaryngology Associates. He is a member of the American Academy of Otolaryngology, the American Medical Association, the American College of Surgeons, and the incoming President of the Medical Society of New Jersey. Dr. Agro is a Trustee of Camden County College.

CARL RESTIVO, JR., M.D., (55), Director since 1997. Dr. Restivo has been a member of the Board of Directors of the Underwriter since 1997. He has been a board-certified physician in Jersey City, New Jersey, for more than five years. Dr. Restivo is a Delegate for the New Jersey Chapter of the American Medical Association and a past president of the Arthritis Foundation. He is a past president of the Medical Society of New Jersey.

TERMS EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

VINCENT A. MARESSA, ESQ., (58) Chairman of the Board of Directors since 1997. Mr. Maressa has been Chairman of the Board of Directors of the Underwriter since 1990 and a member of the Board of Directors of the Underwriter since 1977. He has been the Executive Director and General Counsel of the Medical Society of New Jersey since 1973. Mr. Maressa is a member of the American Bar Association, the American Society of Medical Executives, and Mercer County Bar Association.

HARRY M. CARNES, M.D., (68) Director since 1997. Dr. Carnes became a member of the Board of Directors of the Underwriter in 1989. He has been a physician in Audubon, New Jersey, for more than five years. Dr. Carnes is a member of the American Academy of Family Practice, the Camden County Medical Society, and the Medical Society of New Jersey. He is Chairman of the New Jersey Medical Political Action Committee and a delegate to the American Medical Association.

BESSIE M. SULLIVAN, M.D., (59) Director since 1997. Dr. Sullivan became a member of the Board of Governors of the Exchange in 1992. She has been a board-certified physician in Edison, New Jersey, for more than five years with Arthritis, Allergy & Immunology Center. Dr. Sullivan is a member of the American Medical Association, the American Rheumatism Association, a member and Secretary of the New Jersey Medical Society, and a member of the Executive Committee of the Union County Medical Society.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

There were nine meetings of the Company's Board of Directors during the year ended December 31, 2000. During 2000, no director attended less than 88% of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which such director served.

The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee. Set forth below are the current members of each of the standing committees and the number of meetings held by each standing committee during 2000.


            COMMITTEE MEMBERSHIPS AND NUMBER OF MEETINGS HELD IN 2000

------------------------------------------------------------------------------------------------------------
                      Name                            Audit      Compensation      Executive     Nominating
------------------------------------------------------------------------------------------------------------
  Angelo S. Agro, M.D.                                  X(1)           X                              X
------------------------------------------------------------------------------------------------------------
  Harry M. Carnes, M.D.                                 X                                             X(1)
------------------------------------------------------------------------------------------------------------
  Paul J. Hirsch, M.D.                                  X              X(1)            X
------------------------------------------------------------------------------------------------------------
  Kenneth Koreyva                                                                      X              X
------------------------------------------------------------------------------------------------------------
  Vincent A. Maressa, Esq.                                                             X(1)
------------------------------------------------------------------------------------------------------------
  Carl Restivo, Jr., M.D.                                              X                              X
------------------------------------------------------------------------------------------------------------
  Martin L. Sorger, M.D.                                               X               X
------------------------------------------------------------------------------------------------------------
  Bessie M. Sullivan, M.D.                              X              X
------------------------------------------------------------------------------------------------------------
  Number of Meetings Held
     in 2000                                            4              6               1              1
------------------------------------------------------------------------------------------------------------

-----------------
(1)   Chairman of Committee.

EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers of the Board of Directors between meetings of the Board, except in cases where action of the entire Board is required by the Company's Amended and Restated Certificate of Incorporation, the By-Laws or applicable law. The Executive Committee consists of four members.

COMPENSATION COMMITTEE. The Compensation Committee establishes remuneration levels for the Board of Directors, the Chief Executive Officer and, in consultation with the Chief Executive Officer, approves remuneration levels for the Senior Executive Officers of the Company. The Compensation Committee also determines the terms of the more significant employee benefit programs and administers executive compensation programs, including the Company's bonus plans, equity-based programs and deferred compensation plans. The Chief Executive Officer of the Company, in consultation with other executives, establishes remuneration levels for other employees of the Company. The Compensation Committee currently has five members.

NOMINATING COMMITTEE. The Nominating Committee nominates candidates for election to the Board of Directors of the Company, and accepts shareholder nominations for directors. Recommendations for directors should be sent to the Corporate Secretary. The Nominating Committee currently has four members.

AUDIT COMMITTEE. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities. In this capacity, the Audit Committee reviews the financial reports and other financial information provided by the Company to certain third parties; evaluates the Company's systems of internal controls regarding financial and accounting matters; evaluates the Company's financial reporting activities and the accounting standards and principles adopted by the Company; evaluates and monitors the Company's auditing, accounting and financial reporting processes generally; meets with the Company's independent auditors and recommends to the Board the independent auditors to be engaged by the Company. The Audit Committee currently consists of four members, and is governed by a Charter which is attached hereto as Exhibit A.

AUDIT FEES

The Audit Committee appointed Ernst & Young LLP as independent auditors to audit the fiscal year 2000 financial statements of the Company. Annual audit fees for the 2000 fiscal year were $322,500.

OTHER FEES

All other fees for audit related services were $149,500 and all other non-audit services $225,000. The Audit Committee determined that the provision of these services did not impair Ernst & Young LLP independence.

AUDIT COMMITTEE REPORT

The Audit Committee of The MIIX Group, Incorporated ("Committee") is composed of four independent directors and operates under a written charter adopted by the Board of Directors (attached hereto as Exhibit A). The members of the Committee are Angelo S. Agro, M.D., Chairman, Harry M. Carnes, M.D., Paul J. Hirsch, M.D. and Bessie M. Sullivan, M.D. The Committee reports to the Board of Directors.

The following is the report of the Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report is not "soliciting material," nor is it "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such a filing.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

Based on the Committee's discussion with management and the independent auditors and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

February 21, 2001

Angelo S. Agro, M.D., Chairman
Harry M. Carnes, M.D.
Paul J. Hirsch, M.D.
Bessie M. Sullivan, M.D.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth information concerning the compensation of (i) the Company's President and Chief Executive Officer and (ii) the five other most highly compensated Executive Officers of the Company (collectively, the "Named Executive Officers"), for the years ended December 31, 1998, 1999 and 2000. The Company was organized to carry on the activities of the Exchange, and its subsidiaries, and of the Underwriter and its subsidiaries. The Named Executive Officers are employees of, and compensated by, the Underwriter. Prior to the consummation in August 1999 of the reorganization, the Underwriter served as Attorney-In-Fact for the Exchange pursuant to a Services Agreement. Since August 4, 1999, the Underwriter has been a subsidiary of the Company.

                                        SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation     Long-Term Compensation
                                             -------------------     ----------------------
                                                              Other       Restricted   Securities
                                                              Annual        Stock       Underlying        All Other
  Name and Principal Position   Year     Salary      Bonus   Compensation  Award ($)(1) Options/SARs(#) Compensation(2)
-----------------------------   ----    -------    -------   ------------  ------------ --------------- ---------------
  Kenneth Koreyva               2000    340,000     22,100          0            0               0          31,776
    President and               1999    277,000    140,000          0      274,999         120,000          34,110
    Chief Executive Officer     1998    258,606    320,000          0            0               0          20,540
  Thomas M. Redman              2000    225,000      6,750          0            0               0          22,618
    Senior Vice President and   1999    187,846     75,000          0            0          30,000           5,018
    Chief Financial Officer     1998    152,000     94,500          0            0               0           4,988
  Patricia A. Costante          2000    214,071      6,600          0            0          18,000           5,296
    Senior Vice President       1999    187,200     25,000          0            0           2,000           5,022
                                1998    180,000     12,500          0            0               0           5,065
  Joseph J. Hudson              2000    250,000      8,750          0            0               0          45,008
    Executive Vice President    1999    250,000     50,000          0            0          60,000           6,216
                                1998    232,115    215,000          0            0               0           6,330
  Daniel G. Smereck             2000    225,000      6,750          0            0               0          22,576
    Senior Vice President       1999    180,000     50,000          0            0          30,000          22,238
                                1998     65,884     33,200          0            0               0           6,712
  Edward M. Grab(3)             2000    162,000      4,950          0            0          20,000           4,090
    Senior Vice President       1999     30,000     15,000          0            0               0              28
                                1998          0          0          0            0               0               0

---------------------
(1) Amount consists of a restricted stock award granted on September 15, 1999, as a result of the successful initial public offering. The award granted vests in equal annual increments over a four (4) year period commencing on the grant date.
(2)     Includes for Messrs. Koreyva, Redman, Hudson, Smereck, Grab and Ms.
        Costante.
        (i) Matching contributions under the Company's Retirement Savings Plan, a 401K Plan for : 2000 -- $5,100, $5,100, $5,100, $5,100,
                $3,956, and $5,100, repectively; 1999 -- $4,800, $4,800, $4,800,
                $4,800, -0-, and $4,800, respectively; 1998 -- $4,800, $4,800,
                $4,800, $2,842, -0-, and $4,800, respectively;
        (ii)    Vacation cash-in for: 2000 -- $26,154, $17,308, $38,324,
                $17,308, -0-, and -0-, respectively; 1999 -- $28,942, -0-, -0-,
                $17,308, -0-, and -0-, respectively; 1998 -- $15,336, -0-, -0-,
                $3,846, -0-, and -0-, respectively; and
        (iii) Group term life insurance premiums paid on behalf of each executive officer: 2000 -- $522, $210, $1,584, $168, $134, and
                $196, respectively; 1999 -- $368, $218, $1,416, $130, $28, and
                $222, respectively; 1998 -- $404, $188, $1,530, $24, -0-, and
                $265, respectively.
(3)             Mr. Grab began employment with the Company on October 12, 1999.

The following table provides information concerning grants of options to purchase the Company's Common Stock made during fiscal year 2000 to the Executive Officers listed in the Summary Compensation Table:

                                                        OPTION GRANTS IN FISCAL YEAR 2000
------------------------------------------------------------------------------------------------------------------------
                                                 Individual Grants
------------------------------------------------------------------------------------------------------------------------
                             Number of     % of Total                              Potential Realizable Value at
                            Securities   Options Granted                              Assumed Annual Rates of
                            Underlying    to Employees    Exercise Price            Stock Price Appreciation for
                             Options         in Fiscal     per Share    Expiration           Option Term(4)
                                                                                   -------------------------------------
      Name                 Granted (#)(1)  Year 2000(2)    ($/sh)(3)       Date         5% ($)        10% ($)
------------------------------------------------------------------------------------------------------------------------
  Patricia A. Costante        18,000           9.7%         11.3125       3/1/10       128,059      324,526
------------------------------------------------------------------------------------------------------------------------
  Edward M. Grab              20,000          10.7%         11.3125       3/1/10       142,287      360,584
------------------------------------------------------------------------------------------------------------------------

-----------------
(1) All of the above options are subject to the terms of the Company's Amended and Restated 1998 Long-Term Incentive Equity Plan and are exercisable only as they vest. The options granted to each executive officer vest and become exercisable in equal annual increments over a four (4) year period commencing on the date of grant provided the option holder continues to be employed by the Company.
(2) Based on a total of 186,100 options to purchase shares granted to all employees in fiscal year 2000.
(3) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.
(4) Potential realizable values are net of exercise price, but before deduction of taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules, and do not represent an estimate of future stock prices. No gain to an option holder is possible without an increase in stock price, which will benefit all shareholders commensurately. A zero percent gain in stock price will result in zero dollars for the option holder. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock, overall market conditions and the option holder's continued employment through the vesting period.

The following table sets forth information with respect to the exercisable and unexercisable options held by Executive Officers as of December 31, 2000.

----------------------------------------------------------------------------------------------------------------
                                 AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                                                  YEAR-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                                 OPTIONS/SARS              OPTIONS/SARS AT
                                  SHARES        VALUE       AT FISCAL YEAR-END (#)       FISCAL YEAR-END ($)
                                ACQUIRED ON   REALIZED         EXERCISABLE (E)/           EXERCISABLE (E)/
  NAME                        EXERCISE (#)(1)    ($)           UNEXERCISABLE (U)          UNEXERCISABLE (U)
----------------------------------------------------------------------------------------------------------------
                                                                   60,000 U
  Kenneth Koreyva                    0            0                60,000 E                       0
----------------------------------------------------------------------------------------------------------------
                                                                   15,000 U
  Thomas M. Redman                   0            0                15,000 E                       0
----------------------------------------------------------------------------------------------------------------
                                                                   14,500 U
  Patricia A. Costante               0            0                 5,500 E                       0
----------------------------------------------------------------------------------------------------------------
                                                                   30,000 U
  Joseph J. Hudson                   0            0                30,000 E                       0
----------------------------------------------------------------------------------------------------------------
                                                                   15,000 U
  Daniel G. Smereck                  0            0                15,000 E                       0
----------------------------------------------------------------------------------------------------------------
                                                                   15,000 U
  Edward M. Grab                     0            0                 5,000 E                       0
----------------------------------------------------------------------------------------------------------------

-----------------
(1)   None of the Executive Officers exercised options during 2000.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

Each of Messrs. Koreyva, Hudson, Redman, Grab, Smereck, and Ms. Costante (collectively, the "Executives") is party to an employment agreement with the Company dated December 15, 1999, with the exception of Mr. Grab and Ms. Costante, whose contract is dated March 1, 2000 (each an "Employment Agreement"). Each Employment Agreement is for an indefinite term, subject to the right of the Company and the Executive to terminate the Agreement in accordance with its terms. Mr. Koreyva's Employment Agreement provides for an annual base salary of $340,000; Mr. Hudson's Employment Agreement provides for an annual base salary of $250,000; Mr. Redman's and Mr. Smereck's Employment Agreements provide for an annual base salary of $225,000; Mr. Grab's Employment Agreement provides for an annual base salary of $165,000 and Ms. Costante's Employment Agreement provides for an annual base salary of $220,000. Effective January 1, 2001, the annual base compensation for Messrs. Redman and Grab and Ms. Costante was adjusted to $235,000, $200,000 and $235,000, respectively. Under each of the Employment Agreements, bonuses are payable at the discretion of the Board of Directors of the Company and base salary may be adjusted as deemed appropriate by the Board of Directors taking into account the recommendation of the Chief Executive Officer. In the event of the termination of the employment of any of the Executives by the Company without cause, their agreements provide for a continuation of their health benefits and severance pay of up to two years base salary in the case of Mr. Koreyva and up to one years base salary in the case of the other Executives or, in each case, if sooner, until the date upon which the Executive obtains new full-time employment. If such termination occurs within six months of a change in control of the Company, in addition to a continuation of his or her health benefits, the terminated Executive will receive severance payment in the amount of three years base salary in the case of Mr. Koreyva and two years base salary in the case of the other Executives.

Under the terms of their Employment Agreements and the Company's Amended and Restated 1998 Long-Term Incentive Equity Plan, the Executives have been granted options to purchase Common Stock in the following amounts: Mr. Koreyva - 210,000 shares; Mr. Hudson - 95,000 shares, Mr. Redman - 80,000 shares, Mr. Grab - 55,000 shares, Mr. Smereck - 65,000 shares and Ms. Costante - 70,000 shares. Such options were granted pursuant to and are subject to the terms of the Company's Amended and Restated 1998 Long-Term Incentive Equity Plan. The exercise price of each option is equal to the fair market value of the Common Stock on the grant date.

STOCK PURCHASE AND LOAN AGREEMENTS

The Company is party to separate Stock Purchase and Loan Agreements with each of Messrs. Koreyva, Hudson, Redman, Grab, Smereck and Ms. Costante (the "Stock Purchase and Loan Agreements"). The purpose of the Stock Purchase and Loan Agreements is to align more closely the interests of the Executives with the interests of the Company's shareholders. The proceeds of such loans were used to purchase unregistered shares of Common Stock from the Company at the price of the Common Stock as of the date the loans were made. The interest rate charged on the amounts outstanding under each loan ranges from 5.37% to 6.21% compounded annually. Each loan is for a term of five years, provides for full recourse against the borrower and is secured by a pledge on all of the shares of Common Stock purchased with the proceeds of the loan. As of December 31, 2000, Mr. Koreyva's obligation to the Company under this program was $1,094,641 and secured by a pledge of 77,489 shares; Mr. Hudson's obligation was $537,811 and secured by 37,037 shares; Mr. Redman's obligation was $483,390 and secured by 33,830 shares; Mr. Grab's obligation was $347,180 and secured by 29,171 shares; Mr. Smereck's obligation was $484,030 and secured by 33,333 shares; and Ms. Costante's obligation was $462,907 and secured by 38,895 shares.

DEFERRED COMPENSATION PLANS

The Company is party to Deferred Compensation Agreements with each of Messrs. Koreyva, Hudson, Redman, Grab, Smereck and Ms. Costante. Pursuant to their respective Agreements, the Executives may elect to defer payment of portions of their compensation and dividend equivalents awarded pursuant to the Company's Amended and Restated 1998 Long-Term Incentive Equity Plan. Interest is credited quarterly on the deferred amounts at a rate equal to the aggregate yield on the Company's investment portfolio, or at the request of the Executive, at a rate equal to the return associated with another investment. Distributions of benefits shall commence no earlier than December 15, 2004 (March 1, 2005, in the case of Mr. Grab and Ms. Costante), but shall be accelerated upon the date that the applicable Executive ceases to be employed by the Company, or upon such Executive's death. As of December 31, 2000, Messrs. Koreyva, Hudson, Redman, Grab, Smereck and Ms. Costante had deferred to date the receipt of $363,000, $233,000, $7,000, $3,000, $5,250 and $12,700 respectively, pursuant to their
Deferred Compensation Agreements.

PENSION BENEFITS

The Company has a retirement plan (the "Retirement Plan") that provides retirement benefits for substantially all employees of the Company. The Retirement Plan is an employee non-contributory, tax-qualified defined benefit pension plan. The Retirement Plan was amended effective April 1, 2000, subject to IRS approval, and provides each covered employee with a notional account balance, which is credited with 3% of each year's basic annual compensation (if at least 1,000 hours of service are earned) up to Internal Revenue Code limits. Additionally, interest will be credited to the accounts each year based on the rate for five-year U.S. Treasury Bonds in the preceding November. Covered employees attaining age 21 and having completed 90 days of service are eligible to participate in the Retirement Plan. Covered employees who terminate employment prior to normal retirement may elect to defer receipt of their benefits until their normal retirement date, in which case they will continue to earn interest credits as described above.

The following table sets forth the estimated maximum annual benefits payable under the Retirement Plan to a Company officer or employee retiring at age 65 with the specified combination of final year basic annual compensation and years of credited service. Covered employees can receive their account balances as a single lump sum, or can elect to receive their pension in the form of monthly annuity payments. The benefits shown below are annual benefits, payable in monthly installments over the lifetime of the covered employee:

                             ESTIMATED ANNUAL BENEFIT YEARS OF CREDITED SERVICE AT AGE 65
-------------------------------------------------------------------------------------------------------------
        Final
    Compensation*         10           15            20          25            30           35         40
-------------------------------------------------------------------------------------------------------------
      $125,000          $4,236       $6,763      $  9,609      $12,813       $16,422     $20,485     $25,061
-------------------------------------------------------------------------------------------------------------
      $150,000          $5,084       $8,116       $11,531      $15,376       $19,706     $24,582     $30,073
-------------------------------------------------------------------------------------------------------------
      $170,000          $5,762       $9,198       $13,068      $17,426       $22,333     $27,860     $34,083
-------------------------------------------------------------------------------------------------------------

-----------------
* In 2000 the Internal Revenue Code did not permit more than $170,000 in annual compensation to count towards the determination of benefits under the pension plan.

The earnings subject to the calculation of benefits under the Retirement Plan, for each of the Executive Officers in the Summary Compensation Table are subject to Internal Revenue Code limits. As of December 31, 2000, the years of service of Messrs. Koreyva, Redman, Hudson, Grab, Smereck and Ms. Costante are ten years, four years, seven years, one year five months, four years and four years respectively.

COMPENSATION OF DIRECTORS

Members of the Board who are not MIIX employees received annual retainers, which can be taken either in cash or in stock options, during fiscal year 2000 as follows: Chairman of the Board, $50,000; Vice-Chairman, $30,000; other directors $16,000 each, and Chairman of the Audit Committee, $25,000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's director and executive compensation programs are administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee consists of five non-employee directors, who are appointed by the Board.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

The executive compensation philosophy of the Company is to: (i) provide competitive compensation and benefit levels that enable it to attract, retain, and motivate highly qualified executive employees, (ii) align compensation strategies with overall business objectives, and (iii) reward executive employees based on their performance and contributions to individual, unit and corporate objectives.

EXECUTIVE COMPENSATION PRINCIPLES

The Company's executive compensation program is designed to be competitive with compensation levels of a defined peer group of companies, and to encourage and reward performance. Competitive compensation levels are determined periodically by a third party, independent analysis of executive compensation within a public company peer group of companies in the professional liability insurance industry, and relevant survey information. The executive compensation program places a significant portion of the executive's compensation at-risk, based on performance. Cash and equity-based instruments are used to align executive rewards with the achievement of individual, unit and corporate short-term and long-term objectives.

COMMITMENT TO EMPLOYEE EQUITY OWNERSHIP

The Company is committed to ensuring that stockholders and executive members of management share long-term interests. A focus on increasing employee ownership strengthens the link between executive rewards and long-term corporate performance. Currently, there are requirements that the CEO own stock with a minimum value of three times his annual salary and other executives in the top five own a minimum of two times their annual base salary, valued at the time of purchase. A full recourse, interest bearing, loan is provided to facilitate this requirement. In the future, executives subject to this requirement will have a period of three years to attain the stated stock ownership level. Executives and other employees are also eligible to receive grants of equity under the Company's Amended and Restated 1998 Long-Term Incentive Equity Plan.

ELEMENTS OF EXECUTIVE COMPENSATION

Compensation elements offered by the Company include the following:

BASE SALARIES

Base salaries for key executives are targeted to be at the median level of the peer group, and are subject to review and adjustment annually, based on performance and contribution.

ANNUAL CASH BONUSES

Key executives are eligible for an annual incentive bonus based on achieving certain defined individual, unit and/or corporate operating and strategic objectives. Certain other members of the management team are eligible to receive bonuses based on individual and corporate performance.

LONG-TERM INCENTIVES

Equity grants are an important component of total compensation and provide a long-term incentive to participants to align performance with stockholders' interests. The Company offers executives and eligible management employees the opportunity to receive grants of stock (stock options, restricted stock or performance stock) under the Long-Term Incentive Equity Plan, approved by shareholders July 15, 1998, and as amended and approved by the Board of Directors on September 15, 1999.

DIRECTORS' COMPENSATION

DIRECTORS' COMPENSATION PHILOSOPHY

The compensation philosophy for non-employee Directors of the Company is to: (i) provide competitive compensation to enable the Company to attract and retain highly qualified individuals and, (ii) align compensation with shareholders' returns.

DIRECTORS COMPENSATION ELEMENTS

The Company provides Directors, who are not officers or employees of the Company or any of its subsidiaries, the following compensation elements: (i) an annual stipend of $20,000 per year, which can be taken either in cash or in stock options, and (ii) an annual grant of 15,000 options of the Company's common stock, which vest 25% at the date of grant and 25% at each of the next three grant anniversary dates. The number of stock option shares granted in lieu of the cash stipend is determined by the Black-Scholes method. These options vest immediately. All stock options are granted at fair market value.

The Chairman and the Vice-Chairman of the Board receive a total annual stipend of $50,000 and $35,000 per year, respectively. They do not receive additional fees for Committee chairmanship. The Chairmen of the Audit Committee and the Compensation Committee are eligible to receive an additional stipend of $5,000 per year.

THE COMPENSATION COMMITTEE'S REVIEW OF CHIEF EXECUTIVE OFFICER COMPENSATION

BASE SALARY

The Company's new executive team commenced in December 1999, at which time a compensation adjustment was made for Mr. Koreyva (CEO) increasing his base salary to $340,000. No changes were made to Mr. Koreyva's base salary for 2001.

ANNUAL INCENTIVE COMPENSATION

The annual incentive plan goals for 2000 were based on a combination of strategic initiatives, operating and financial performance measures. The operating and financial targets included written premiums, loss ratio, change in gross reserve position, operating earnings per share and operating return on equity. The plan goals also provided that the potential award would be reduced by 50% if there were a reduction in the Company's A.M. Best rating. The strategic initiatives were accomplished in 2000; however, due to the significant increase in loss reserves relating to prior years' business, the financial and operating targets were not met, and there was also a reduction in the A.M. Best rating. The net result of all these factors on the annual incentive compensation for Mr. Koreyva was a cash incentive award of $22,100.

LONG-TERM EQUITY AWARDS

Stock options are another key element of total compensation. Equity-based compensation produces a long-term link between stockholders and the rewards provided to key Executive Officers. Based on the significant efforts expended by Mr. Koreyva in his new position as CEO, and in recognition that the financial performance of the Company related in large part to business activities that occurred prior to Mr. Koreyva's role as CEO, the Compensation Committee awarded Mr. Koreyva, on March 7, 2001, options to purchase 90,000 shares of common stock with an exercise price of $7.45 per share, the fair market value on the day of the grant. The options have a five-year term and vest in 50% increments on the first and second anniversary of the grant date.

March 21, 2001

Paul J. Hirsch, M.D. (Chairman)
Angelo S. Agro, M.D.
Carl Restivo, Jr., M.D.
Martin L. Sorger, M.D.
Bessie M. Sullivan, M.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases 49,000 square feet for its home office and Mid-Atlantic Region office from the Medical Society of New Jersey pursuant to a lease agreement dated June 29, 1981 and extended on July 7, 1999. Annual lease payments were $772,173 in 2000, 1999 and 1998. The Company held a note receivable of $2.3 million and $2.6 million, included in "other assets," at December 31, 2000 and 1999, respectively, from the Medical Society of New Jersey collateralized by the building in which the Company maintains its home office. The note provides for monthly payments of $40,000, which includes interest at 9.05% until September 1, 2004 and reduced payments thereafter until June 1, 2009.

On May 24, 2000, the Company obtained a $20.0 million revolving credit facility with Amboy National Bank to meet certain non-operating cash needs as they may arise. The credit facility terminates April 7, 2002 and bears a fixed interest rate of 8.0% per annum. The Company has pledged 100% of The MIIX Insurance Company stock as collateral under the credit facility. As of December 31, 2000 the Company had borrowed approximately $7.5 million against the credit facility which is included in notes payable and other borrowings on the consolidated balance sheet. During the year ended December 31, 2000 the Company incurred interest expense on the loan of approximately $247,222. At December 31, 2000, the Company had fixed maturity investments in Amboy National Bank of approximately $7.5 million earning a fixed interest rate of 6% per annum. The Company's CEO is a brother of the Senior Vice President and CFO of Amboy National Bank.

The Company believes that the terms of the transactions described above are as fair to the Company as could have been obtained from unaffiliated third parties.

In addition, the Company made annual contributions to the Medical Society of New Jersey in 2000, 1999 and 1998. Vincent A. Maressa, Esq., Executive Director and General Counsel of the Medical Society, is Chairman of the Board of the Company. Eileen Marie Moynihan, M.D. and Bessie M. Sullivan, M.D. are the Treasurer and Secretary, respectively of the Medical Society and both serve on the Board of the Company.

A majority of the members of the Company's Board are also policyholders of the Company and acquired shares in connection with the Plan of Reorganization. Such directors may experience claims requiring coverage under their respective policies with the Company.

STOCK PERFORMANCE GRAPH

The graph set forth below shows the cumulative total return to holders of the Company's Common Stock from July 30, 1999 to December 29, 2000, computed by dividing (X) the difference between the price per share at the beginning and end of such period by (Y) the share price at the beginning of such period assuming the reinvestment of all dividends paid on the Company's Common Stock during the period, and compares such return to the performance at the beginning and end of such period of the Standard & Poor's 500 Index and the Standard & Poor's Insurance (Property and Casualty) - 500 index. The graph assumes $100 invested on July 30, 1999 in the Company's Common Stock (at $17.80 per share), the Standard & Poor's 500 Index and the Standard & Poor's Insurance (Property and Casualty) - 500 Index. The return for both Standard & Poor's indices assumes reinvestment of all dividends for the period.




                        [PERFORMANCE GRAPH] CUMULATIVE TOTAL RETURN




--------------------------------------------------------------------------------------------------------------
                                    BASE
                                   PERIOD
  COMPANY/INDEX                    7/30/99     9/30/99    12/31/99     3/31/00    6/30/00   9/29/00  12/29/00
--------------------------------------------------------------------------------------------------------------
  The MIIX Group, Incorporated       100        94.38       81.80       77.00      66.29     46.40     41.86
--------------------------------------------------------------------------------------------------------------
  S&P 500 Index                      100        97.25      111.21      113.29     109.71    108.73     99.58
--------------------------------------------------------------------------------------------------------------
  Insurance (P&C)-- 500 Index        100        78.16       80.32       82.37      76.44    105.43    122.53
--------------------------------------------------------------------------------------------------------------


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act generally requires the Company's Executive Officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("SEC"). The Company became subject to the requirements of Section 16(a) on February 3, 1999. Regulations promulgated by the SEC require the Company to disclose in this Proxy Statement any reporting violations with respect to the fiscal year 2000, which came to the Company's attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. Based solely on review of such forms no reporting person made any late filings under Section 16(a). These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and their written representations that such reports accurately reflect all reportable transactions and holdings.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals and nominations which shareholders intend to present at the next Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Proxy Rules of the SEC must be received by the Secretary of the Company at the Company's principal executive offices no later than December 1, 2001.

OTHER INFORMATION

PROXY SOLICITATION

The Company will bear the cost of soliciting proxies from its shareholders and will enlist the help of banks and brokerage houses in soliciting proxies from their customers. The Company will reimburse these institutions for out-of-pocket expenses. In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by the directors, executives and employees of the Company or its subsidiaries. The Company has engaged Corporate Communications, Incorporated, to assist in soliciting proxies for a fee of approximately $7,000 plus reasonable out-of-pocket expenses.

MISCELLANEOUS

The Company's management knows of no other matters that are to be brought before the Annual Meeting other than those set forth above and customary procedure matters. If any other matters come properly before the Annual Meeting or any adjournment or postponement thereon, the persons designated as proxies will vote on such matters to the extent permitted by the rules and regulations of the SEC, in accordance with the judgement of the persons voting the proxies.

UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, THE COMPANY WILL FURNISH TO SUCH PERSON WITHOUT CHARGE (WITHOUT EXHIBITS) A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. REQUESTS MAY BE MADE TO THE MIIX GROUP, INCORPORATED, TWO PRINCESS ROAD, LAWRENCEVILLE, NEW JERSEY 08648, ATTENTION: CATHERINE E. WILLIAMS.

By Order of the Board of Directors,



/s/ Catherine E. Williams
----------------------------------------
Catherine E. Williams
Vice President and Secretary

Two Princess Road
Lawrenceville, New Jersey 08648

March 30, 2001

                          The MIIX Group, Incorporated
                         Annual Meeting of Shareholders
                          10:00 a.m. (EDT), May 3, 2001

                                Two Princess Road
                         Lawrenceville, New Jersey 08648
--------------------------------------------------------------------------------

                              ADVANCE REGISTRATION

Advance registration for The MIIX Group, Incorporated, Annual Meeting will expedite your entry into the meeting.

Attendance at the Annual Meeting is limited to MIIX Group shareholders, members of their immediate family or their named representative. We reserve the right to limit the number of representatives who may attend the meeting. Shareholders may register at the door on the day of the meeting by showing proof of ownership of MIIX Group shares.

o If you plan to attend the Annual Meeting and you hold your MIIX Group shares directly with the Company, please follow the Advance Registration instructions on your proxy form, which was included in the mailing from the Company.

o If your MIIX Group shares are held for you in a brokerage, bank or other institutional account and you wish to pre-register, please send your Annual Meeting Advance Registration Request to:

                                  The MIIX Group, Incorporated
                                  Two Princess Road
                                  Lawrenceville, New Jersey 08648
                                  Attention:  Catherine E. Williams

Please include the following information:

     o  Your name and complete mailing address.

     o  The name(s) of any family members who will accompany you.

     o If you will be naming a representative to attend the meeting on your behalf, the name of that individual.

     o Proof that you own MIIX Group shares (e.g., a photocopy of a brokerage or other account statement).

                                                                       Exhibit A

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Review and appraise the efforts of the Company's independent accountants and the Company's Finance Department.

     o Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or, at the Company's expense, outside organizations.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until removed by the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with senior management, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financials consistent with Section IV.3. of this Charter. If the Company should make an acquisition, the Committee should meet promptly thereafter to assess the financial reporting, systems and internal controls of the business acquired.

IV. RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any significant reports or other significant financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3. Review with financial management and the independent auditors the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT AUDITORS

4. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness, and such other factors the Committee deems appropriate, and approve the fees and other compensation to be paid to the independent auditors. At least annually, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

5. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

6. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements and internal reports.

FINANCIAL REPORTING PROCESSES

7. In consultation with the independent auditors and the Chief Financial Officer, review the integrity of the organization's financial reporting processes, both internal and external.

8. Consult with management and the independent auditors, out of the presence of the other, regarding their judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

PROCESS IMPROVEMENT

10. Establish regular and separate systems of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with management and the independent auditors any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any disagreements among management and the independent auditors in connection with the preparation of the financial statements even if such differences have been resolved.

13. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Company's compliance with the organization's Code of Ethical Conduct, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmenta organizations, and the public satisfy legal requirements.

16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18. Conduct or authorize investigations into any matters which the committee believes comes within their scope of responsibilities. The committee shall be empowered to retain independent counsel, auditors, or others to assist it in the conduct of any investigation.

19. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

--------------------------------------------------------------------------------
[X] Please mark your
    vote as in this
    example.                                                                5856

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

                    FOR      WITHHELD
1. Election of      [ ]        [ ]
   Directors:                        If voting by telephone or via the Internet,
   (see reverse)                     please follow instructions below.

For, except vote withheld from the following nominee(s):

------------------------------------------------------------
In their descretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.


                                        Please use the reverse side for
                                        change of address or comments.    [ ]
                                        Put an X in this box if you have
                                        written on the reverse side.


SIGNATURE(S)--------------------------------------          DATE------------

SIGNATURE: Please sign exactly as your name or names appear above. If more than one owner, all shareholders must sign. When signing as an attorney, executor, trustee, or guardian, please give your full title as such.

                                                      PLEASE CALL (888) 359-8644
                                                      IF YOU HAVE ANY QUESTIONS.
--------------------------------------------------------------------------------



                              TWO EASY WAYS TO VOTE

Dear Shareholder:

The MIIX Group, Incorporated encourages you to take advantage of new and convenient ways by which you can submit your proxy. You can submit your proxy electronically over the Internet or by telephone. This eliminates the need to return the proxy card.

To submit your proxy electronically, you must use the control number (printed in the box above, just below the perforation) as well as your social security number for this account.

To vote via the Internet:

      o Log onto the Internet, go to the web site http://www.eproxyvote.com/mhu, and follow the on-line instructions on your computer screen.

To vote by telephone:

      o Using a touch-tone telephone, U.S. and Canadian shareholders may dial
        (877) 779-8683. This telephone number can be called 24 hours a day, 7 days a week. Then follow the instructions to submit your vote.

IF YOU CHOOSE TO SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

Also, if you have any questions or need assistance in voting, U.S. and Canadian shareholders please call (888) 359-8644.


                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

--------------------------------------------------------------------------------

[LOGO] MIIX        The MIIX Group, Incorporated
                   c/o First Chicago Trust Company of New York
                   P.O. Box 8240
                   Edison, NJ 08818-8240
--------------------------------------------------------------------------------
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 3, 2001

Vincent A. Maressa, Esq. and Angelo S. Agro, M.D. or either of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to represent and to vote all stock of The MIIX Group, Incorporated, owned of record on March 21, 2001, by the undersigned at the Annual Meeting of Shareholders to be held at The MIIX Group, Two Princess Road, Lawrenceville, New Jersey, at 10:00 a.m., (EDT), on Thursday, May 3, 2001, or any adjournment thereof, upon such business as may properly come before the meeting, including the items on the reverse side of this form and as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes all prior proxies. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1.

ELECTION OF DIRECTOR NOMINEES:
1.  Paul J. Hirsch, M.D.                      2.  A. Richard Miskoff, D.O.
3.  Eileen Marie Moynihan, M.D.               4.  Martin L. Sorger, M.D

(SHARES CANNOT BE VOTED UNLESS THIS PROXY FORM IS SIGNED AND RETURNED, IS SUBMITTED BY TELEPHONE OR VIA THE INTERNET, ARE VOTED IN PERSON, OR OTHER ARRANGEMENTS ARE MADE TO HAVE THE SHARES REPRESENTED AT THE MEETING.)

COMMENTS/CHANGE OF ADDRESS (Please mark the box on the reverse side.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Attendance at The MIIX Group, Incorporated
                                   Annual Meeting is limited to MIIX
                                   shareholders, members of their immediate
                                   families or their named representatives. We
 The MIIX Group, Incorporated      reserve the right to limit the number of
                                   guests or representatives who may attend the
        Annual Meeting             meeting.
        of Shareholders

     Thursday, May 3, 2001         Shareholders may register at the door on the
          10:00 a.m.               day of the meeting by showing proof of
        The MIIX Group             ownership of MIIX Group shares.
       Two Princess Road
   Lawrenceville, New Jersey
                                       ADVANCE REGISTRATION INFORMATION
                                Name
                                     -------------------------------------------
                                Address
                                        ----------------------------------------
                                                                  Zip
                                ---------------------------------     ----------
                                Phone Number
                                              ----------------------------------

                                Names of family members who will also attend:

                                ------------------------------------------------

                                ------------------------------------------------

                                I am a MIIX Shareholder. My representative at the Annual Meeting will be:

                                ------------------------------------------------
                                                 Please Print

                                Please return the completed registration form in the enclosed envelope if you plan to attend the meeting.